BMT BRYN MAWR TRUST

NASDAQ: BMTC

Bryn Mawr Trust is synonymous with relationship-driven banking, money management and wealth preservation for individuals, families, businesses and institutions in and around the Delaware Valley. Bryn Mawr Bank Corporation's subsidiaries provide some of the most sophisticated private banking, wealth management and middle-market commercial banking solutions available to clients in the Greater Philadelphia, Eastern Pennsylvania and Southern New Jersey markets today.

INVESTMENT THESIS

- Revenue mix diversified by substantial fee income platform
- Consistent, disciplined cost control with sub-60% efficiency
- Seasoned leadership with proven record of execution
- Unique, relationship-based client focus and credit discipline
- Attractive geographic market with opportunity for growth
- Top quartile profitability among peers

21% Total assets CAGR - 4 years

9% Total revenue CAGR - 4 years

12% GAAP pre-tax income CAGR - 4 years

34% Operating revenue from non-interest income

DIVERSE REVENUE MIX

LTM Ended September 30, 2018



66%
19%
3%
2%
10%
Net interest income
Wealth management fees
Insurance revenue
Capital markets revenue
Other non-interest income

SUPERIOR PROFITABILITY

2Q18	Non-interest Income to Operating Revenue	Core ROATCE	Core ROAA
BMTC	35.00%	21.78%	1.57%
Peers	26.42%	16.60%	1.38%
$3-$5B Commercial Banks	20.58%	14.31%	1.32%

ANNUAL GROWTH

($000)



200,000
150,000
100,000
50,000
0
9% CAGR
12% CAGR
2013
2014
2015
2016
2017
LTM Ended 9/30/18
Total revenue
GAAP pre-tax income

A PREMIER REGIONAL BANKING BRAND

With a Nationwide Client Base



49 banking locations in and around the Delaware Valley
Princeton
Hershey
Bryn Mawr
Philadelphia
Wilmington

BRYN MAWR TRUST | 1 | 3Q2018

DIFFERENTIATED NON-INTEREST REVENUE PLATFORM WEALTH MANAGEMENT STRATEGY BMT’s wealth management offering sets it apart from both larger and smaller competitors. Through a personalized and rigorous advice-driven approach, we meet clients’ financial needs across the spectrum of personal and business solutions. This “One BMT” strategy allows us to offer a highly sophisticated suite of products and services that the typical independent advisor can’t offer, with a client experience unmatched by larger institutions. GROWING ASSETS UNDER MANAGEMENT WEALTH AND INSURANCE REVENUE ($ billions) ($ millions) 78% �1� $13.91 �5� 73% 75% 73% $12.97 66% $11.33 1�� ��� �12 $8.37 CAGR $7.70 $7.27 �3� �8 �2� �� �1� � � �� 2�1� 2�15 2�1� 2�1� �TM ����� 2�13 2�1� 2�15 2�1� 2�1� 3Q18 ��3��18 ���� ��� ����������� � �� ����������� ������ DISTINCT OFFERING ANTICIPATES HIGH-NET-WORTH CLIENT NEEDS Wealth Management • Delaware trust and other trust and custody solutions, alongside investment management services, through dedicated client service teams. MANAGEMENT Insurance INVESTMENT ADVICE AND • Built for and around Bryn Mawr Trust wealth management PLANNING business and its clients, with about half of annual premium dollars generated by personal lines. TRUST HIGH NETWORTH INDIVIDUALS INSURANCE BUSINESS OWNERS � UNIQUE CLIENT RELATIONSHIPS DRIVE CAPITAL � � � MARKETS T � � � PROFITABILITY AND OPPORTUNITY � � � ONE � B INSTITUTIONS T A � � • ”One BMT” culture aspires to find every opportunity A BMT TREASURY � to anticipate, meet and exceed clients’ multi-faceted MANAGEMENT needs as a single, seamless team. MIDDLE MARKET • Ample opportunity to increase wallet share and BUSINESSES BUSINESS market share in and around the Delaware Valley. LOANS NONPROFITS RESIDENTIAL MORTGAGE BANKING PERSONAL BRYN MAWR TRUST | 2 | 3Q2018

BANKING OPPORTUNITY IN A PREMIER MARKET COMMERCIAL BANKING STRATEGY BMT provides expert business banking, commercial banking and capital markets solutions in and around the Delaware Valley, home to hundreds of thousands of businesses. Through our “One BMT” approach, we aim to execute on the abundant opportunity to grow the bank’s balance sheet and relationships with non-profit, institutional, privately-held and family-owned business clients and their principals. TOTAL LOANS LOAN COMPOSITION ($ billions) 3Q18 - $3.38B ���� ���� ������ $3.38 Residential ����� � ����� �3�5 $3.29 Commercial Mort�a�e �� �1� 14� �3�� $2.54 CAGR � In�ustrial $2.27 �1� Construction 11% YTD �2�5 $1.65 5� �2�� $1.55 ������ originated �1�5 �� �������� loan growth �1�� Commercial 2� Mort�a�e ���5 48� �� 2�13 2�1� 2�15 2�1� 2�1� 3Q18 CONSISTENT, LOW-COST DEPOSIT FRANCHISE ATTRACTIVE IN-MARKET DEPOSITS FUND LOAN GROWTH 29% ������ ����� � ��� �������� M����� 27% 28% 27% 3�� 26% 25% 5��� Recent expansion in Philadelphia market through the 3.98% 3.69% ���� Royal Bank acquisition in 4Q17 is already generating 25� additional deposit growth opportunities. Commercial 3.81% 3.52% 3��� 2�� accounts represent ~50% of total deposits and ~80% 2��� of non-interest DDAs, providing funding for commercial 15� 1.16% loan growth. 0.40% 1��� �������� B������ �������� � T���� �������� T���� � �������� B������ �������� 1�� ���� DEPOSIT MARKET SHARE OPPORTUNITY � 2�13 2�1� 2�15 2�1� 2�1� 3Q18 1 ��� PHILADELPHIA MSA ��B� � �� T���� �������� �O� 3 ��M NIM ex. Purchase Accounting HoldCo Branches Deposits Share 1 TD 143 $118.9 44.6% Client relationship focus, pricing discipline, 2 WFC 192 $30.2 11.3% and success in maintaining low cost of 3 PNC 163 $21.9 8.2% funds drive consistent NIM performance 4 CFG 178 $19.2 7.2% 5 BAC 85 $15.1 5.7% 6 WSFS2 109 $9.0 3.4% CAPITAL MARKETS 7 MTB 59 $8.2 3.1% BMT is a premier provider of a full range of capital 8 BBT 93 $5.0 1.9% markets products and services, thanks to talent and 9 SAN 71 $4.8 1.8% infrastructure investments made in 2016 and 2017, 10 UVSP 39 $3.5 1.3% allowing the company to expand the breadth and depth of its commercial banking relationships with middle- 1,132 $235.8 88.3% market customers requiring sophisticated interest 11 BMTC 43 $3.4 1.3% rate hedging and derivatives, foreign exchange and 1,175 $239.2 89.6% international payments, and trade finance products. 1Excludes non-retail competitors (≤2 branches in MSA) | 2Pro forma for pending BNCL acquisition by Wilmington’s WSFS | 3Billions | Source: SPGMI data from FDIC 6/30/2018 Summary of Deposits report BRYN MAWR TRUST | 3 | 3Q2018

BMT BRYN MAWR TRUST

INVESTING FOR THE FUTURE

UNIQUELY POSITIONED TO SUCCEED IN COMPETITIVE ENVIRONMENT AMID MARKET DISRUPTION

Maintaining superior efficiency ratio while using a portion of excess earnings from recently lowered tax rates to accelerate investments:

- Talent and technology investments designed to enhance long-term growth trajectory
- Adding experienced, local producers and managers to drive business
- Implementing CRM system to facilitate and enhance sales culture
- Enhancing digital and mobile offerings to provide a more seamless customer experience across all BMT commercial, wealth and retail accounts

STRATEGIC OBJECTIVES

- Continue to diversify business activities (interest and non-interest income sources) to strengthen predictability of financial performance
- Leverage technology to drive process innovation and increased productivity
- Accelerate investment in risk management capabilities to further strengthen operational capacity and drive scale
- Use organic growth, supplemented by hires of teams and individuals with strong books of business, and selective fee-based-business acquisitions to capture greater market share, continue profitable expansion, and leverage the BMT brand across our footprint

CONSISTENT DIVIDEND GROWTH

Enhancing near-term shareholder return with 14% increase to quarterly dividend in 3Q18, to $0.25.

QUARTERLY CASH DIVIDENDS	9/30/18
Consecutive years with increase	Eight
Five-year growth	47.1%
Yield	2.13%
Payout	30.5%

INVESTMENT PROFILE

September 28, 2018	BMTC	$3B-$5B Banks[1]
Closing price	$46.90	
52-week high	$49.90	
52-week low	$42.10	
Av daily vol (3 month)	48,398	
Market cap (millions)	951.67	736.07
P/E	14.3	14.6
P/TBV	276.7	201.8
Float as % outstanding shares	97.5	91.4
Institutional ownership as % outstanding shares	74.2	55.5

[1] *Publicly traded commercial banks with MRQ assets of $3 billion to $5 billion*

IMPORTANT INFORMATION

Non-GAAP Reconciliations: Please refer to the company's latest quarterly financial results news release for a calculation and reconciliation of any non-GAAP financial measures contained herein.

Safe Harbor Disclosure: This document may contain "forward-looking statements," within the meaning of the Securities Act of 1933, Securities Exchange Act of 1934, and Private Securities Litigation Reform Act of 1995, each as amended, which involve risks and uncertainties that could cause actual results to differ materially from those discussed in these statements. These risks are detailed in the company's latest Form 10-Q and 10-K filed with the Securities and Exchange Commission. All forward-looking statements and information set forth herein are based on management's beliefs and assumptions as of September 30, 2018 and speak only as of such date. The company does not undertake to update forward-looking statements.

Peer Group: The peer group used for comparison purposes in the company's IR materials may be found at bmtc.com/peers.

Member FDIC. Equal Housing Lender. Securities, insurance, foreign exchange, and derivatives products are not a deposit, not FDIC insured, not bank guaranteed, not insured by any federal government agency, and may lose value.

CONTACT INFO

Frank Leto
President & CEO
610-581-4730
fleto@bmtc.com

Mike Harrington
EVP & CFO
610-526-2466
mharrington@bmtc.com

Chad Fortenbaugh
Investor Relations
610-581-4823
cfortenbaugh@bmtc.com

BRYN MAWR TRUST | 4 | 3Q2018